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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 29, 2008

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                        RESEARCH FRONTIERS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-9399               11-2103466
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                            240 CROSSWAYS PARK DRIVE
                          WOODBURY, NEW YORK 11797-2033
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.


On October 6, 2008, Research Frontiers Incorporated and Pittsburgh Glass Works LLC ("PGW") announced that PGW acquired a non-exclusive worldwide license from Research Frontiers to make SPD-Smart(tm) automotive glass products utilizing Research Frontiers' patented light-control technology, including smart sunroofs, roof glass systems, and windows. PGW is North America's largest producer of automotive glazing.

On September 29, 2008, Research Frontiers Inc. and PPG Industries, Inc. entered into the aforementioned license agreement. On September 30, 2008, PPG Industries (NYSE: PPG) sold its automotive glass and services business, which was granted the license, to a new company, Pittsburgh Glass Works LLC, which was formed by funds managed by Kohlberg & Company, LLC, Mount Kisco, N.Y. PPG will hold a minority ownership interest of approximately 40 percent in Pittsburgh Glass Works LLC.

The worldwide license provides for a 10% royalty payable to Research Frontiers on sales of licensed products. Other license provisions,including fees and minimum annual royalties payable to Research Frontiers, were not disclosed.

The foregoing description of the license agreement with PPG Industries, Inc. does not purport to be complete and is qualified in its entirety by reference to the License Agreement, a copy of which is attached as Exhibit 10.50 to this Current Report on Form 8-K and incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

10.50 License Agreement effective as of September 29, 2008 between
Research Frontiers Incorporated and PPG Industries, Inc.
filed herewith with portions of this document omitted pursuant to the Registrant's request for confidential treatment and filed separately with the Securities and Exchange Commission, and incorporated herein by reference.

99.1 Research Frontiers and Pittsburgh Glass Works Press Release dated October 6, 2008

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESEARCH FRONTIERS INCORPORATED

Dated: October 6, 2008

                                          /s/ Joseph M. Harary
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                                          By: Joseph M. Harary
                                          Title: President